Exhibit 99.1

News Release

JBT Corporation

70 W. Madison

Suite 4400

Chicago, IL 60602

For Release: May 25, 2021

Investors & Media:	Megan Rattigan	+1 312 861 6048

JBT Corporation Announces Offering of Convertible Senior Notes

CHICAGO, IL, May 25, 2021 – John Bean Technologies Corporation (NYSE: JBT) (the “Company”) announced today that it intends to offer $350 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private offering (the “Offering”). The Company also intends to grant to the initial purchasers of the Notes an option to purchase up to an additional $52.5 million aggregate principal amount of the Notes within a 13-day period beginning on, and including, the initial closing date of the Offering.

The Company intends to use a portion of the net proceeds from the Offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the sale of the warrant transactions described below). The Company expects to use the remaining net proceeds from the Offering for general corporate purposes, which may include potential acquisitions or other strategic investments.

The Notes will be senior unsecured obligations of the Company. The Notes will mature on May 15, 2026, unless earlier converted, redeemed or repurchased. The Company will satisfy any conversion by paying cash up to the aggregate principal amount of the Notes to be converted and by paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted. The interest rate, the initial conversion rate and the other terms of the Notes will be determined by negotiations between the Company and the initial purchasers of the Notes.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more dealers, which may include certain initial purchasers or their respective affiliates and/or other financial institutions (the “hedge counterparties”). These transactions are expected to cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Notes, the same number of shares of the Company’s common stock that will initially underlie the Notes, and are expected generally to reduce the potential dilution to the Company’s common stock, and/or offset potential cash payments the Company is required to make in excess of the principal amount of converted Notes, in each case, upon any conversion of the Notes. Concurrently with entry into the convertible note hedge transactions, the Company also expects to enter into warrant transactions with the hedge counterparties, relating to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments. The warrant transactions could separately have a dilutive effect on the Company’s common stock to the extent that the market price of the Company’s common stock exceeds the strike price of the warrants on one or more of the applicable expiration dates.

If the initial purchasers exercise their option to purchase additional Notes, the Company may sell additional warrants and may use a portion of the proceeds from the sale of such additional Notes, together with the proceeds from the sale of additional warrants, to enter into additional convertible note hedge transactions.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the hedge counterparties (and/or their respective affiliates) have advised the Company that they expect to purchase shares of the Company’s common stock in secondary market transactions and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Notes, including with certain investors in the Notes, and may unwind these derivative transactions and purchase shares of the Company’s common stock shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time. The hedge counterparties (and/or their respective affiliates) may also modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock in secondary market transactions following the pricing of the Notes and prior to maturity of the Notes (and are likely to do so following conversion of the Notes, during any observation period related to a conversion of the Notes or upon any repurchase of the Notes). These hedging activities could have the effect of increasing or decreasing (or reducing the size of any decrease or increase in) the market price of the Company’s common stock or the Notes.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes and any common stock issuable upon conversion have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

JBT Corporation (NYSE: JBT) is a leading global technology solutions provider to high-value segments of the food & beverage industry with focus on proteins, liquid foods and automated system solutions. JBT designs, produces and services sophisticated products and systems for multi-national and regional customers through its FoodTech segment. JBT also sells critical equipment and services to domestic and international air transportation customers through its AeroTech segment. JBT Corporation employs approximately 6,200 people worldwide and operates sales, service, manufacturing and sourcing operations in more than 25 countries.

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT’s ability to control. Forward-looking statements include, among others, the ability to complete the Offering and the convertible note hedge and warrant transactions on favorable terms, if at all, and general market conditions (including the COVID-19 pandemic and related economic impact) which might affect the Offering and the convertible note hedge and warrant transactions. The factors that could cause our actual results to differ materially from expectations include but are not limited to the following factors: the duration of the COVID-19 pandemic and the effects of the pandemic on our ability to operate our business and facilities, on our customers, on our supply chains and on the economy generally; fluctuations in our financial results; unanticipated delays or acceleration in our sales cycles; deterioration of economic conditions; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; risks associated with acquisitions; effects of the U.K.’s exit from the E.U.; fluctuations in currency exchange rates; difficulty in implementing our business strategies; increases in energy or raw material prices, freight costs, and lack of availability of raw materials driven by supply chain delays and inflationary pressures; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; impact of climate change and environmental protection initiatives; our ability to comply with the laws and regulations governing our U.S. government contracts; acts of terrorism or war; termination or loss of major customer contracts and risks associated with fixed-price contracts; customer sourcing initiatives; competition and innovation in our industries; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; availability of and access to financial and other resources; and other factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed by JBT with the Securities and Exchange Commission. In addition, many of our risks and uncertainties are currently amplified by and will continue to be amplified by the COVID-19 pandemic. Given the highly fluid nature of the COVID-19 pandemic, it is not possible to predict all such risks and uncertainties. JBT cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.